UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2)).
[ ] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
(Names of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
550 Science Drive
Madison, WI 53711
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on August 22, 2017
Notice is hereby given for the joint Annual Meeting of Shareholders of the Madison Covered Call & Equity Strategy Fund (“MCN”) and the Madison Strategic Sector Premium Fund (“MSP”) (each a “Fund” and together, the “Funds”) will be held in the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711, on August 22, 2017 at 10:00 a.m. Central Time, to consider the following proposals (the “Proposals”):
PROPOSALS:

1.	Election of Trustees to the Board of Trustees of each Fund (each a “Board” and collectively, the “Boards”).
Shareholders of Madison Covered Call & Equity Strategy Fund (MCN):
Proposal 1.a. The shareholders of MCN are being asked to elect one Trustee as a Class I Trustee to serve until the Fund’s 2020 annual meeting of shareholders or until his successor shall have been elected and qualified.
Shareholders of Madison Strategic Sector Premium Fund (MSP):
Proposal 1.b. The shareholders of MSP are being asked to elect two Trustees as Class III Trustees to serve until the Fund’s 2020 annual meeting of shareholders or until his/her successor shall have been elected and qualified; and

2.	To consider the shareholder proposal described in the accompanying proxy statement, if properly presented before the meeting.
Shareholders of MCN and MSP:
Proposal 2. The shareholders of MCN and MSP are being asked to consider and vote upon a shareholder proposal, if properly presented before the Meeting; and

3.	To consider the shareholder proposal described in the accompanying proxy statement, if properly presented before the meeting.
Shareholders of MCN and MSP:
Proposal 3. The shareholders of MCN and MSP are being asked to consider and vote upon a shareholder proposal, if properly presented before the Meeting; and

4.	To transact such other business as may properly come before the joint annual meeting or any adjournments or postponements thereof.
THIS YEAR’S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF THE FUNDS BECAUSE AN ACTIVIST SHAREHOLDER, KARPUS MANAGEMENT, INC. d/b/a KARPUS INVESTMENT MANAGEMENT (“KARPUS”), HAS NOMINATED A TRUSTEE OR TRUSTEES OPPOSING THE BOARD’S NOMINEE OR NOMINEES AND MAY PRESENT SHAREHOLDER PROPOSALS. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN, AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.
THE BOARDS OF THE FUNDS (THE “BOARDS”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 1, THE ELECTION OF EACH BOARD TRUSTEE NOMINEE, AGAINST PROPOSAL 2, THE SHAREHOLDER PROPOSAL THAT MAY BE PRESENTED AT THE MEETING, AND AGAINST PROPOSAL 3, THE SHAREHOLDER PROPOSAL THAT MAY BE PRESENTED AT THE MEETING ON THE ENCLOSED WHITE PROXY CARD.
THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU NOT VOTE FOR ANY TRUSTEE NOMINATIONS PUT FORWARD BY KARPUS. EACH BOARD BELIEVES THAT THE BOARD’S NOMINEE OR NOMINEES WILL BETTER SERVE THE INTERESTS OF ALL SHAREHOLDERS OF EACH OF THE FUNDS RATHER THAN KARPUS’ NOMINEE OR NOMINEES, AND THAT THE SHAREHOLDER PROPOSALS ARE NOT IN THE BEST INTERESTS OF EITHER FUND.
Each Board has fixed the close of business on May 25, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.
By order of the Boards of Trustees

Holly S. Baggot
Secretary
Madison Covered Call & Equity Strategy Fund
Madison Strategic Sector Premium Fund
Madison, Wisconsin
June ___, 2017

IMPORTANT:
Shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote the WHITE proxy card as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your WHITE proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed WHITE proxy card. No postage is required if you use the accompanying envelope to mail the WHITE proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting and elect to vote in person.

Please do not sign or return the [ ] proxy card that may be provided by Karpus Investment Management.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
PROXY STATEMENT
FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 22, 2017
This Proxy Statement is furnished to shareholders of the Madison Covered Call & Equity Strategy Fund (“MCN”) and the Madison Strategic Sector Premium Fund (“MSP”) (each, individually a “Fund” and collectively, the “Funds”) in connection with the solicitation by the Boards of Trustees of the Funds (each a “Board” and collectively, the “Boards”) of proxies to be voted at the joint Annual Meeting of Shareholders of the Funds to be held on August 22, 2017 at 10:00 a.m. Central Time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
The close of business on May 25, 2017, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjournments or postponements thereof.
This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders. This Proxy Statement, the Notice of Joint Annual Meeting of Shareholders and the WHITE proxy card are first being sent to Shareholders on or about June [___], 2017.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 22, 2017: This Proxy Statement is available at the website listed on the WHITE proxy card.
Each Fund’s most recent semi-annual report and annual report, including audited financial statements for the fiscal year ended December 31, 2016, is available upon request, without charge, by writing to the Funds at c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711, by calling the Funds at 1-800-767-0300, or via the internet at www.madisonfunds.com.
Each Share of each Fund (collectively, the “Shares”) is entitled to one vote on each respective proposal for such Fund, and each fractional share is entitled to a fractional vote thereon. Holders of Shares of each Fund are referred to herein as “Shareholders.” As of the Record Date, the following Shares of each Fund were outstanding: MCN 19,268,423 and MSP 5,798,291.
The holders of a majority of the Shares entitled to vote on any matter at the Annual Meeting present in person or by proxy shall constitute a quorum at the Annual Meeting for purposes of conducting business. If a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment for the Annual Meeting will require the affirmative vote of a majority of those Shares present at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.
IMPORTANT INFORMATION ABOUT YOUR VOTE
While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposals addressed in this Proxy Statement (the “Proposals”), in a Question and Answer format, to help you understand and vote on the Proposals. Your vote is important. Please vote by completing and returning the WHITE proxy card in the enclosed postage-paid return envelope.
Why are you sending me this information?
Because the shares of each Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbols MCN and MSP, and each Fund must hold an annual meeting of shareholders to elect Trustees each fiscal year, and to act on any other business as may properly come before the meeting. You are receiving these materials because on May 25, 2017 (the “Record Date”), you owned Shares of one or both of the Funds and, as a result, have a right to vote on the Proposals affecting your Fund. Each Share of each Fund is entitled to one vote on the Proposal(s) for such Fund, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.
Who is asking for your vote?
The enclosed proxy is solicited by the Boards for use at the Annual Meeting to be held on August 22, 2017, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting of Shareholders.
What proposals will be voted on at the Annual Meeting?
The Boards, including the Independent Trustees, each unanimously recommends, to its respective shareholders that you vote on the proposals in the following manner:
Proposal 1. “FOR” the election of Trustees to the Board of Trustees of each Fund.
Shareholders of Madison Covered Call & Equity Strategy Fund (MCN):
Proposal 1.a. The shareholders of MCN are being asked to elect one Trustee as a Class I Trustee (Mr. Richard Struthers is the nominee) to serve until the Fund’s 2020 annual meeting of shareholders or until his/her successor shall have been elected and qualified.

Shareholders of Madison Strategic Sector Premium Fund (MSP):
Proposal 1.b. The shareholders of MSP are being asked to elect two Trustees as Class III Trustees (Mr. Frank Burgess and Mr. Steven P. Riege are the nominees) to serve until the Fund’s 2020 annual meeting of shareholders or until his/her successor shall have been elected and qualified.
Proposal 2. “AGAINST” the shareholder proposal regarding termination of the investment advisory agreement of each Fund, if properly presented before the Annual Meeting.
Shareholders of MCN and MSP:
Proposal 2. The shareholders of MCN and MSP are being asked to consider and vote upon the shareholder Proposal regarding termination of the investment advisory agreement of each Fund, if properly presented before the Annual Meeting.
Proposal 3. “AGAINST” the shareholder proposal regarding self-tender offer of each Fund, if properly presented before the Annual Meeting.
Shareholders of MCN and MSP:
Proposal 3. The shareholders of MCN and MSP are being asked to consider and vote upon the shareholder Proposal regarding self-tender offer of each Fund, if properly presented before the Annual Meeting.
The Funds’ Boards have determined that 1) the Trustees nominated by each Board have the requisite experience and skills to best serve the interests of each respective Fund and its Shareholders and 2) the shareholder proposals are not in the best interests of the Funds.
Each Board’s nominees, together with other Trustees on each Board, are focused on discharging their fiduciary obligations and creating sustainable value for all shareholders by overseeing each Fund’s adherence to its stated investment objective. Under the leadership of each current Board, the Funds have generated competitive performance and have consistently paid a high distribution on a regular basis. The Boards have also taken significant steps to ensure that the Funds operate in a responsible manner to protect and advance the interests of all shareholders.
Each Board has reviewed and considered the shareholder Proposal regarding the termination of the investment advisory agreement for each Fund and determined that the Proposal is not in the best interests of the Funds or Shareholders. The Boards continue to believe that the Funds’ Adviser, Madison Asset Management, is the best choice to manage the Funds’ assets, as it has, since MCN and MSP commenced operations in 2004 and 2005, respectively. The Board strongly recommends that the Funds’ shareholders reject the Proposal. The key reasons for the Boards’ opposition to the shareholder Proposal are summarized as follows and are more fully described later in the proxy statement: (1) termination of the Investment Advisory Agreement between Madison Asset Management and each Fund is not in the best interests of the Fund or the shareholders; (2) each Fund’s relative performance is strong; (3) each Fund’s discount is narrow; and (4) termination could leave each Fund without an investment adviser and therefore disrupt the Fund’s operations and performance.
Each Board has reviewed and considered the likely impact of the proposed tender offer on each Fund and its shareholders and believes that a tender offer for all outstanding common shares of the Funds is not in the best interests of the Funds or Shareholders. The Boards believe that such a tender offer could result in a drastic reduction in the size of the Funds, which would result in increased costs and potential adverse tax consequences for long-term shareholders who do not tender their shares. In addition, the Boards believe that the announcement of an intention to conduct an “any and all” tender offer would attract arbitrageurs who would purchase shares of the Funds’ common stock for the sole purpose of tendering those shares and realizing a short-term trading profit.
In order to vote as recommended by the Boards, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card.
What should I do with other proxy statements and proxy cards I receive?
You may receive a different proxy statement from an activist shareholder, Karpus Management, Inc. d/b/a Karpus Investment Management (“Karpus”) (along with a proxy card), seeking approval of its dissident nominee or nominees; approval of the shareholder Proposal terminating the investment advisory agreement of each Fund, if properly presented before the Annual Meeting; and approval of the shareholder Proposal regarding self-tender offer of each Fund, if properly presented before the Annual Meeting.
The Boards of MCN and MSP, including the Independent Trustees, unanimously recommend that you do not sign or return the [__________] proxy card that may be provided by Karpus.
Please discard the [ ] proxy card that you receive from Karpus. In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card.
How will my WHITE proxy card be voted?
WHITE proxy cards that are properly signed, dated and received at or prior to the Annual Meeting will be voted as specified. If you specify a vote for a proposal, your proxy will be voted as you indicate. If you simply sign, date and return the WHITE proxy card, but don’t specify a vote on a proposal, your shares will be voted FOR the election of the Fund’s nominees recommended by the Board (Proposal 1), AGAINST the shareholder proposal regarding termination of the investment advisory agreement of each Fund (Proposal 2), and AGAINST the shareholder proposal regarding self-tender offer of each Fund (Proposal 3). If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Funds at 1-800-767-0300 to obtain directions to the site of the Annual Meeting.
Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual

Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the applicable Fund’s Proposals. Under current interpretations of the NYSE, with regard to Proposal 2 (relating to the shareholder proposal regarding termination of the investment advisory agreements) and Proposal 3 (relating to the shareholder proposal regarding self-tender offer), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on such Proposals. Accordingly, if you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all. As a result, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.
A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on one or more of the Proposals will be deemed to be an instruction to vote such Shares in accordance with your Fund’s Board recommendation of such Proposal(s). If any other business is brought before the Annual Meeting, your Shares will be voted at your proxyholder’s discretion.
What vote is required to approve the Proposals?
For Proposal 1. Election of each Fund’s Board Trustee Nominees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against the Proposals, but “broker non-votes” will have no effect on the outcome of the vote on the Proposals. Each Fund will vote separately.
For Proposal 2. The approval of the Shareholder Proposal regarding termination of the investment advisory agreement of each Fund would require the affirmative vote of a majority of the outstanding voting securities of the Fund which means a vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. Votes withheld will have the same effect as votes against the Proposals, but “broker non-votes” will have no effect on the outcome of the Proposals. Each Fund will vote separately.
For Proposal 3. The approval of the Shareholder Proposal regarding self-tender offer of each Fund must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against the Proposals, but “broker non-votes” will have no effect on the outcome of the vote on the Proposals. Each Fund will vote separately.

TABLE OF CONTENTS

PROPOSAL 1: ELECTION OF TRUSTEES
For Madison Covered Call & Equity Strategy Fund
For Madison Strategic Sector Premium Fund
Additional Information about Each Trustee/Nominee and the Fund’s Officers
PROPOSAL 2: SHAREHOLDER PROPOSAL REGARDING TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT
For Madison Covered Call & Equity Strategy Fund
For Madison Strategic Sector Premium Fund
PROPOSAL 3: SHAREHOLDER PROPOSAL REGARDING SELF-TENDER OFFER
For Madison Covered Call & Equity Strategy Fund
For Madison Strategic Sector Premium Fund
ADDITIONAL INFORMATION
ANNEX A - CERTAIN INFORMATION CONCERING THE PARTICIPANTS IN THE SOLICITATION

PROPOSAL 1
ELECTION OF TRUSTEES
Each Fund’s Shares are listed on the NYSE, which requires each Fund to hold an annual meeting of Shareholders to elect Trustees each fiscal year. Shareholders of each Fund are being asked to elect Board Trustees to the Board of their Fund as described below:
For Madison Covered Call & Equity Strategy Fund (“MCN”)
Proposal 1a. To elect one Trustee as a Class I Trustee (Mr. Richard E. Struthers is the nominee) to serve until the Fund’s 2020 annual meeting of Shareholders or until his successor shall have been elected and qualified.
Composition of the MCN Board of Trustees
The MCN Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class I trustee nominee is elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustees. Mr. Richard E. Struthers is the sole Class I Trustee. If elected, the term of Class I Trustee will continue until the Fund’s 2020 annual meeting of Shareholders, or until his successor shall have been elected and qualified.
Class II Trustees. Mr. James R. Imhoff, Jr. is the sole Class II Trustee. It is currently anticipated that the Class II Trustee will next stand for re-election at the Fund’s 2018 annual meeting of Shareholders.
Class III Trustees. Mr. Steven P. Riege is the sole Class III Trustee. It is currently anticipated that the Class III Trustee will next stand for re-election at the Fund’s 2019 annual meeting of Shareholders.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class I Trustee will hold office until the Fund’s 2020 annual meeting of Shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class I Trustee nominee named above. The Class I Trustee nominee nominated by the Board has indicated that he consents to serve as a nominee, to being named as a nominee in this proxy statement, and to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
For Madison Strategic Sector Premium Fund (“MSP”)
Proposal 1b. To elect two Trustees as Class III Trustees (Mr. Frank E. Burgess and Mr. Steven P. Riege are the nominees) to serve until the Fund’s 2020 annual meeting of Shareholders or until their successors shall have been elected and qualified.
Composition of the MSP Board of Trustees
The MSP Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class III Trustee nominees are elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustees. Mr. Richard E. Struthers is the sole Class I Trustee. It is currently anticipated that the Class I Trustee will next stand for re-election at the Fund’s 2018 annual meeting of Shareholders.
Class II Trustees. Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for re-election at the Fund’s 2019 annual meeting of Shareholders.
Class III Trustees. Mr. Frank E. Burgess and Mr. Steven P. Riege are the current Class III Trustees and are standing for election at the Annual Meeting. If elected, the term of each Class III Trustee will continue until the Fund’s 2020 annual meeting of Shareholders or until their successors shall have been elected and qualified.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class III Trustees will hold office until the Fund’s 2020 annual meeting of Shareholders or until their successors shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class III Trustee nominees named above. Each of the Class III Trustee nominees nominated by the Board has indicated that he consents to serve as a nominee, to being named as a nominee in this proxy statement, and to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
For both MCN and MSP
Additional Information about each Trustee/Nominee and the Fund’s Officers
Certain information concerning the Trustees and officers of each Fund is set forth in the tables below. The Trustees who are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those Trustees who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”); Madison Investment Advisors, LLC (“MIA”) an affiliated investment advisory firm of the adviser; or MAM’s parent company, Madison Investment Holdings, Inc. (“MIH”) (MAM, MIA and MIH are collectively referred to herein as “Madison”) and comply with the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Independent Trustees”).
Each Fund is part of a fund complex (referred to herein as the “Fund Complex”) currently comprised of 32 open-end (mutual) funds and two (2) closed-end funds, including the Funds. Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Independent Trustees

Name, Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[1]	Other Directorships Held
James R. Imhoff, Jr. 1944	Trustee, MCN and MSP	MCN - Class II Trustee since 2004; to serve until 2018 MSP - Class II Trustee since 2005; to serve until 2019	First Weber Group, Inc. (real estate brokers), Madison, WI, Chairman and Chief Executive Officer, 1996 - Present	34	Park Bank, 1978 - Present; Madison Funds (18 funds), 2009 - Present; Ultra Series Fund (14 funds), 2009 - Present
Steven P. Riege[2] 1954	Trustee, MCN and MSP	MCN - Class III Trustee since 2015, to serve until 2019 MSP - Class III Trustee since 2014, nominee to serve until 2020, if elected	Ovation Leadership (management consulting), Milwaukee, WI, Owner/ President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President- Marketing and Vice President-Human Resources, 1986-2001	34	Forward Service Corporation (employment training non- profit), 2010 - Present; Stanek Tool Corp., 1990 - Present; Madison Funds (18 funds), 2005 - Present; Ultra Series Fund (14 funds), 2005 - Present
Richard E. Struthers[2,3] 1952	Trustee, MCN and MSP	MCN - Class I Trustee since May 2017; nominee to serve until 2020, if elected MSP - Class I Trustee since May 2017; to serve until 2018	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chairman and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	34	Park Nicollet Health Services 2001-2012; HealthPartners, 2013 - Present; Madison Funds (18 funds), 2004 - Present; Ultra Series Fund (14 funds), 2004 - Present
1As of the date of this Proxy Statement, the Fund Complex was comprised of 32 open-end mutual funds, and two (2) closed-end funds
(including the Funds).
2Nominee for election as a Trustee at the Annual Meeting.
3Mr. Struthers was appointed by the MCN Board on May 11, 2017 to fill the vacancy created by the retirement of Philip E. Blake.
Mr. Struthers will be a nominee for election as a Trustee at the Annual Meeting.
Interested Trustees

Name, Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[1]	Other Directorships Held
Frank E. Burgess[2,3] 1942	Trustee, MSP	MSP - Class III Trustee since 2005; nominee to serve until 2020, if elected	MIH, Chairman of the Board, 2012-Present; Executive Director and President, 2010-2012; Managing Director and President, 1973-2010; Madison, Executive Director and President, 2010-2012; President, 2004-2010; MIA, Executive Director and President, 2010-2012	1	Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present
Katherine L. Frank[3] 1960	President, MCN Trustee and President, MSP	MCN - President since 2012 MSP - Class II Trustee since 2006; to serve until 2019; President since 2005	MIH, Member, Executive Committee and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; MAM, Member, Executive Committee and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; MIA, Member, Executive Committee and Chief Operating Officer, 2010 - Present; President, 1996 - 2010	33	Madison Funds (18 funds), 2009 - Present; Ultra Series Fund (14 funds), 2009 - Present
1As of the date of this Proxy Statement, the Fund Complex was comprised of 32 open-end mutual funds, and two (2) closed-end funds (including the Funds).
2Nominee for election as a Trustee at the Annual Meeting.
3Mr. Burgess and Ms. Frank are not Trustees of MCN. Mr. Burgess and Ms. Frank are considered to be interested Trustees of MSP because of the positions they hold with MAM.

Officers
The following information relates to the executive officers of the Funds who are not Trustees of either of the Funds. The officers of the Funds are appointed by the Board and serve until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds, but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Name, Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Holly S. Baggot 1960	Secretary and Assistant Treasurer, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2010
Madison, Vice President, 2009 - Present;
MIH and MIA, Vice President, 2010 - Present;
MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present;
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present;
Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present;
Members Capital Advisors ("MCA") (investment advisory firm), Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Greg D. Hoppe 1969	Treasurer, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2005
MIH and MIA, Vice President, 1999 - Present;
Madison, Vice President, 2009 - Present;
Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009;
Madison Covered Call & Equity Strategy Fund, Treasurer, 2012 - Present; Vice President, December 2008 - 2011;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Treasurer, 2009 - Present

Lisa R. Lange 1969	Chief Compliance Officer and Assistant Secretary, MCN and MSP	MCN: Indefinite Term since April 2015 MSP: Indefinite Term since April 2015
MIH, MIA and Madison, Chief Compliance Officer, April 2015- Present and Chief Legal Officer, April 2015-April 2017;
NorthRoad Capital Management LLC (“NorthRoad”) (former affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer, April 2015 - September 2016;
Madison Strategic Sector Premium Fund, Chief Compliance Officer and Assistant Secretary, April 2015 - Present and Chief Legal Officer, April 2015-April 2017;
Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, April 2015 - Present and Chief Legal Officer, April 2015-April 2017;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Chief Compliance Officer and Assistant Secretary, April 2015 - Present and Chief Legal Officer, April 2015-April 2017;
Whyte Hirschboeck Dudek S.C. (law firm), Attorney 2003-2015 and Shareholder 2007-2015

Paul A. Lefurgey 1964	Vice President, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2010
MIH, MIA and Madison, Chairman - Executive Committee, 2015 - Present; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Managing Director and Head of Fixed Income Investments, 2005 - 2013;
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present;
Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Vice President, 2009 - Present;
MCA, Madison, WI, Vice President, 2003 - 2005

Name, Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jay R. Sekelsky 1959	Vice President, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2005
MIH, Executive Committee Member and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010;
MIA, Executive Committee Member and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010;
Madison, Executive Committee Member and Chief Investment Officer, 2010 - Present;
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present;
Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Vice President, 2009 - Present

Kevin Thompson 1966	Chief Legal Officer and Assistant Secretary, MCN and MSP	MCN:Indefinite Term since May 2017 MSP: Indefinite Term since May 2017
MIH, MIA and Madison, Chief Legal Officer, April 2017- Present;
Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, April 2017- Present;
Madison Covered Call & Equity Strategy Fund, Chief Legal Officer and Assistant Secretary April 2017 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Chief Legal Officer and Assistant Secretary, April 2017 - Present;
CUNA Brokerage Services Inc. (CBSI), President, 2016 - 2017;
CFMG Life Insurance Company, Vice President, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017

Board Qualifications
The members of each Board of Trustees each have experience which led each Fund's Board to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement. Mr. Burgess is the founder and former President of Madison and has over 40 years of experience in the investment management business. Ms. Frank has been with Madison for 30 years and has held executive management positions during her tenure with the firm. Ms. Frank and Mr. Burgess are the sole members of the MSP Board who are considered “interested persons” under the 1940 Act.
Mr. Burgess has extensive experience in the investment management business. Following degrees in Engineering and Law, he spent six years in banking before founding Madison in 1974.  He is the former president of Madison and continues to serve as the chairman of the board of Madison Investment Holdings, Inc.  Mr.  Burgess has thorough knowledge of the Funds and expertise in each Fund’s covered call strategy, having served as the lead portfolio manager for MCN and MSP for over a decade, each from its inception date until 2015.
Regarding the Independent Trustees, all of them have substantial experience operating and overseeing a business, whether it be the investment management business (Mr. Struthers), the real estate business (Mr. Imhoff), or the management consulting business (Mr. Riege).
Mr. Imhoff is CEO of First Weber. First Weber has over 54 offices and over 1,400 professionals in Wisconsin. First Weber is Wisconsin's largest real estate Firm.  Mr. Imhoff has been in real estate since 1971 and is a 1966 alumnus of the Marquette University School of Business, where he was recognized in 2006 as its Entrepreneur of the Year.  Mr. Imhoff has extensive experience serving as an Independent Trustee for open-end and closed-end funds.  He has served as an Independent Trustee of MCN and MSP, each for over a decade, from their respective inception dates to present.  Mr. Imhoff has also served as independent trustee of Madison Funds and Ultra Series Fund from 2009 to present and prior to that was an independent trustee of the Mosaic family of funds
Mr. Struthers worked directly in the mutual fund industry at Investment Advisers, Inc. for almost 20 years. At this billion dollar, global investment management firm, he served as Executive Vice President of IAI, President of the IAI Mutual Funds and President of IAI Securities, Inc. After IAI, Mr. Struthers formed his own investment management firm specializing in equities which he has successfully lead and managed for 19 years. Mr. Struthers has also served as independent trustee of Madison Funds and Ultra Series Fund from 2004 to present.
Mr. Riege has spent over 30 years in the financial services industry finding and developing high performing individuals to lead highly successful organizations. His corporate career culminated at R.W. Baird where he held several leadership positions including Chief Human Resources Officer and Director of Wealth Management. Mr. Riege’s passion for leadership then drove him to build his own management consulting firm, Ovation Leadership, which he has successfully led for 16 years. As President of Ovation, he is active in visioning, conflict resolution, strategic planning, transition planning, organizational change and team dynamics. Mr. Riege has also served as independent trustee of Madison Funds and Ultra Series Fund from 2005 to present.
As a result of the expertise described above, each Trustee has unique perspectives regarding the operation and management of each Fund and the Board’s oversight of each Fund’s operations and management. They use this collective experience to serve each Fund for the benefit of Fund shareholders. The Boards strongly support the nominations of Mr. Burgess, Mr. Struthers and Mr. Riege, as applicable. The Board also unanimously determined not to recommend the Karpus’ nominees for election at the Annual Meeting.

Board Committees
The Trustees of each Board have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Each Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. Each Board has an Audit Committee (collectively, the “Audit Committees”), composed of Richard Struthers, James R. Imhoff, Jr. and Steven P. Riege (Chair). In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with each Fund’s independent registered public accounting firm.
The Audit Committees of MCN and MSP presents the following report:
The Audit Committee: (i) reviewed and discussed with management of the Fund the audited financial statements of the Fund for the fiscal year ended December 31, 2016; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committees concerning the independence of the Fund’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committees recommended to the Board of Trustees of the relevant Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period and filed with the SEC.
Each Audit Committee is governed by a written charter, the most recent version of which was approved by the Fund’s Board on May 11, 2017 (the “Audit Committee Charter”). The Audit Committee Charter is available on the Funds’ website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter by calling the Funds at 1-800-767-0300.
Nominating and Governance Committee. Each Board has a Nominating and Governance Committee (collectively, the “Nominating and Governance Committees”), which is composed of Richard Struthers, James R. Imhoff, Jr. (Chair), and Steven P. Riege, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Each Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Fund’s Board on May 11, 2017. The Nominating and Governance committee Charter is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Nominating and Governance Committee Charter by calling the Funds toll-free at 1-800-767-0300.
As part of its duties, the Board’s Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committees will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the respective Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committees, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Each Fund’s nominees for election at the Annual Meeting currently serve as Trustees of the Fund and were unanimously nominated by the Fund’s Board and its Nominating and Governance Committee.
Leadership Structure of the Board
For MSP only, although no member is formally charged with acting as Chairman, Ms. Frank typically acts as the Chairperson during meetings. Each Board’s members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with the Fund’s governance. Each Board has charged Mr. Imhoff with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accounting firm).
As the investment adviser to each Fund, MAM is responsible for the overall risk management of each Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to each Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. Each Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports directly to the Independent Trustees, provides each Board with quarterly risk management reports and a comprehensive annual report regarding matters, including the operation of the policies and procedures of the Fund and each investment adviser, principal underwriter, administrator and transfer agent of the Fund and any material compliance matters. The Boards exercise their oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year.
Additionally, the Audit Committees receive periodic reports from the Fund’s independent accountants. The Boards’ committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.

Given its committee structure led by Independent Trustees, the openness of each Board’s meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, each Board has determined that its current leadership structure is adequate for the protection of its Fund investors.
Shareholder Communications with the Board
Shareholders and other interested parties may contact their Fund’s Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Beneficial Ownership of Securities
As of the Record Date, May 25, 2017, each Trustee beneficially owned equity securities of each Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in MCN	Dollar Range of Equity Securities in MSP	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex[1]
Independent Trustees
James R. Imhoff, Jr.	Over $100,000	Over $100,000	Over $100,000
Steven P. Riege (MSP Nominee)	None	None	$10,001 - $50,000
Richard Struthers (MCN Nominee)	None	None	$50,001 - $100,000

Interested Trustees
Frank E. Burgess (MSP Nominee)	N/A2	Over $100,000	Over $100,000
Katherine L. Frank	N/A2	None	Over $100,000
1As of December 31, 2016, the Fund Complex was comprised of 32 open-end (mutual) funds and two (2) closed-end funds, including the Funds.
2Mr. Burgess and Ms. Frank are not Trustees of MCN.
As of the Record Date, no individual Trustee owned more than 1% of the outstanding shares of either MCN or MSP; however, the Trustees and officers of MSP as a group owned approximately 1% of the outstanding shares of MSP.
Board Meetings
Four meetings of each Board were held during each Fund’s fiscal year ended December 31, 2016. Four meetings of each Fund’s Audit Committee and each Fund’s Nominating and Governance Committee were also held during the Fund’s fiscal year ended December 31, 2016. Each Trustee attended all (100%) of the meetings of each Board (and any committee thereof on which he or she serves) held during each Fund’s fiscal year ended December 31, 2016 (Mr. Struthers was appointed to MCN and MSP on May 11, 2017). It is each Fund’s policy to encourage Trustees to attend annual meetings of shareholders.
Trustee Compensation
Each Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates. The following table provides information regarding the compensation of each Fund’s Trustees for its most recently completed fiscal year. Each Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.
As of December 31, 2016, each Fund’s Trustees were compensated as follows:

Trustee	Aggregate Compensation from MCN	Aggregate Compensation from MSP	Total Compensation from the Fund and Fund Complex[1] Paid to Trustees
Frank E. Burgess (MSP Nominee)	N/A2	$0	$0
Katherine L. Frank	N/A2	$0	$0
James R. Imhoff, Jr.	$12,000	$6,000	$91,000
Steven P. Riege (MSP Nominee)	$12,000	$6,000	$91,000
Richard E. Struthers (MCN Nominee)[3]	$0	$0	$73,000
1As of December 31, 2016, the Fund Complex was comprised of 32 open-end (mutual) funds and two (2) closed-end funds, including the Funds.
2Mr. Burgess and Ms. Frank are not Trustees of MCN.
3Mr. Struthers was appointed to MCN and MSP on May 11, 2017 and, therefore, did not receive compensation from MCN or MSP in 2016.
Shareholder Approval
The affirmative vote of shareholders of each Fund holding a majority of the Shares present in person at the Meeting or represented by proxy is necessary to approve each of the nominees, provided a quorum is present. Each Fund votes separately. Votes withheld will have the same effect as votes against Proposal 1. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1.
Board Recommendation. THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR THE BOARD OF TRUSTEES (PROPOSAL 1).

PROPOSAL 2
SHAREHOLDER PROPOSAL REGARDING TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT
A shareholder of MCN and MSP, Karpus Management Inc., d/b/a Karpus Investment Management (“Karpus”), has informed the Funds that it intends to submit a shareholder proposal at the Annual Meeting and has requested that the Funds include the shareholder proposal in this year’s proxy materials. The Funds will provide Karpus’ address and number of shares it owns promptly to any shareholder upon receiving an oral or written request for such information.
The shareholder proposal and the supporting statement for it, exactly as received by the Funds, are set forth below and are followed by the Board’s explanation of the reasons for opposing the proposal. The Funds are not responsible for the shareholder proposal or the supporting statement.
For Madison Covered Call & Equity Strategy Fund (“MCN”)
Shareholder Proposal
BE IT RESOLVED, that the Investment Advisory Agreement between the Madison Covered Call & Equity Strategy Fund ("MCN" or the "Fund") and Madison Asset Management, LLC ("MAM" or the "Adviser") shall be terminated.
Supporting Statement
MAM has been the Fund's Adviser since inception. MCN is one of two closed end funds that is advised by MAM. In a closed-end fund, an investment adviser's job is to manage a Fund's assets and a Board's job is to manage the investment adviser, a fund's discount, and act in all shareholders' interests.
With respect to MAM's performance as the Adviser of MCN, the Fund's net asset value has underperformed its stated benchmark over the last 3, 7 and 10 year time periods ending 12/31/2016, while only slightly outperforming over the 5 year period. On top of this, the Fund has also underperformed the broader stock market as a whole, as measured by the S&P 500 Index over the last 1, 3, 5, 7 & 10 year time periods (Source: Bloomberg Finance, L.P.).
The Fund is likely to come up with a litany of arguments against our proposal but the simple fact of the matter is that the current manager has not been able to provide attractive performance for the Fund and the Adviser's history of shareholder relations can be best described as unresponsive and manager-centered (as opposed to open and shareholder centered). It is our belief that the Manager has been given ample time to prove its value to the Fund's shareholders. Based on the foregoing, we believe it has fallen short of being able to do so.
It is clear that the time for change is now! If you agree and believe the Fund should terminate its Investment Advisory Agreement with Madison Asset Management, LLC to provide the opportunity to replace them with a manager more focused on shareholder value, please vote FOR this Proposal. If approved, the Board cannot choose whether to implement this Proposal.
Statement of Opposition
The Board of the Fund has reviewed and considered the shareholder Proposal described above and determined that the Proposal is not in the best interests of the Madison Covered Call & Equity Strategy Fund (“Fund”) or Shareholders. The Board continues to believe that the Fund’s Adviser, Madison Asset Management, is the best choice to manage the Fund’s assets, as it has since the Fund commenced operations in 2004. The Board strongly recommends that the Fund’s shareholders reject the Proposal.
The key reasons for the Board’s opposition to the shareholder Proposal are summarized below and are more fully described in the discussion that follows:

(1)	Termination of the Investment Advisory Agreement between Madison Asset Management and the Fund is not in the best interests of the Fund or the shareholders.

(2)	The Fund’s relative performance is strong.

(3)	The Fund’s discount is narrow.

(4)	Termination could leave the Fund without an investment adviser and therefore disrupt the Fund’s operations and performance.
Performance
The Proposal includes an assertion that the Fund has underperformed in comparison to its benchmark, but it includes data for only a few time periods that do not reflect the Fund’s entire performance. When the entire performance of the Fund is examined in context, it actually shows that the Fund has had good risk-adjusted performance and consistently met its investment objective. The Board will therefore consider the entire picture and the interests of all the shareholders - not just short term activists.
The Adviser manages the Fund’s assets to obtain strong risk-adjusted returns. In pursuing this objective, the Adviser focuses on utilizing extensive fundamental research and valuation techniques with an eye to maintaining high quality underlying investments. This investment strategy allows the Fund to participate in gains in up markets, but just as importantly, reduces losses in down markets.
As described in the prospectus, the Fund seeks to pursue its investment objectives by investing primarily in the common stock of large- and mid-capitalization companies that are, in the view of its Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will also seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities.
The covered call strategy is intended to be a defensive strategy used by the Fund. One of its main attributes is that it provides protection in down markets through the collection of call option premiums, while giving up some of the gains in up markets when those call options are exercised by the buyers. As evidenced by its covered call strategy, the Fund is not designed to fully participate in the gains of an up market (i.e., beat the S&P 500 Index). The Fund concedes some gains in up markets for meaningful protection in down markets. Numerous third party studies conducted on covered call strategies have concluded that over a full market cycle, a strategy of covered call writing produces returns that are similar to market returns, but that the volatility or standard deviation of those returns is substantially lower. Lagging in up markets and protecting in down markets are therefore expected -- and intended -- results of utilizing covered call writing as part of the Fund’s overall investment strategies. This is a key aspect when considering why the Fund may have underperformed the S&P 500 Index over specific time periods, as the Proposal indicates. As described above, such underperformance would be expected during the bull market we have experienced over the last eight years. In fact, all covered call funds have underperformed the broader market during this bull market. The Board believes it is more appropriate and accurate to consider the Fund’s performance over a full market cycle that includes the risks of a down market, and not just the gains of a bull market. The Board believes that our long term shareholders understand this strategy and approach and that the protection in a down market is an important reason for their investing in the Fund.
When the Fund is measured against a more appropriate benchmark such as the CBOE S&P Buy-Write Index ("BXM"), its relative performance is strong. The Fund has in fact outperformed the BXM in 4 of the previous 5 years and 6 of the previous 8 years (after deducting all fees and expenses). Also, the Fund does not use more risky techniques, such as leverage (often used by other funds including some covered call funds), to achieve its performance, because the use of leverage may significantly increase a fund’s losses when a downturn in the market occurs. Many other covered call funds also write call options on only a portion of their underlying holdings, rather than the vast majority of their holdings like the Fund does.  Both of these different approaches allow these funds to participate more fully in strong markets than the Fund, because they are less hedged due to lower option coverage. However, with the additional risk, they have also historically shown much greater participation in down markets due to their more aggressive stance.  MCN is typically much more covered and therefore has provided much better downside protection than most peers. Preservation of capital is critical in the manager’s view.
The Board also believes the Fund’s periodic dividends are important to the Fund’s long-term shareholders. The current annualized yield of the Fund is 8.99% based on market price, as of the close of business on May 4, 2017. This distribution yield beats the average distribution yield within the Lipper Option Arbitrage/Option Strategy universe of 28 funds. Since its inception in May 2004 through the 1st quarter of 2017, the Fund has distributed over $219.2 million to its shareholders, equating to $11.46 per share. Cumulative total return from inception through April 30, 2017 is 73.11% based on market price and 74.84% based on net asset value (“NAV”).
Additionally, the Fund’s expenses are below peer averages. The Board believes this is an important factor to consider when evaluating a fund’s adviser because higher expenses detract from performance.
The Board has therefore considered ample facts and evidence, all of which it determined to support the decision to retain the Adviser. The Board further noted that the Proposal fails to provide any data or rationale demonstrating how terminating the Adviser would improve the Fund’s long-term performance. The Proposal states, without support, that a different adviser may do better, but the Board does not believe that terminating the current Adviser on the mere hope that a to-be-named adviser may produce better results is in the best interests of the Shareholders.
Discount
The Fund believes that the divergence in the Fund’s market price per share from the Fund’s underlying NAV per share is inherent in the closed-end fund structure. Discounts to NAV are overwhelmingly prevalent among closed-end funds, particularly equity funds. According to data provided by IMC in their NYSE Listed Closed-End April 2017 Monthly Update (Source: Bloomberg), the shares of 344 out of 437 closed-end funds, or 79%, traded at a discount. Furthermore, the shares of 113 out of 139 closed-end equity funds, or 82%, traded at a discount. The percentage of funds trading at a discount has historically been even higher. A fund with shares trading at a discount tends to attract short-term investors seeking to realize a profit off the incremental differential between the market price paid by the investor and the fund’s NAV. The Board does not endorse short-term trading as the Fund’s investment strategy is designed for long term investment, which is more consistent with the investment objectives of long-term shareholders.
Since the financial crisis when closed-end fund discounts increased significantly, the Fund has traded at higher discounts than today. Like similar covered call funds, the Adviser believes this is largely attributable to the low interest rate environment that has persisted since the financial crisis and the strong bull market. During a strong bull market, investors are generally less interested in a hedged strategy and prefer instead to invest in funds that fully participate in the gains of a bull market. This lower demand for hedged vehicles, such as covered call funds, has contributed to these funds generally trading at increased discounts. Overall market conditions in recent quarters have suggested that the bull market may be coming to an end, or at least losing its momentum. Therefore, investors may be more inclined to move toward funds which provide more downside protection, which is evidenced by the sharp narrowing of discounts across most covered call funds in recent months.
In anticipation of a slowdown in the market, the Fund’s discount has recently been trending lower and, as of May 4, 2017, the discount was 4.2%. As of April 30, 2017, the average discount of the 139 closed-end equity funds was 5.3%. According to the IMC report, this is the narrowest discount in this category since June 2011, with the first four months of 2017 showing significant narrowing of the discount to NAV for closed-end equity funds. The six month average discount to NAV for this category as of April 30, 2017 was 7.5%. The Fund’s six month discount to NAV is 6.9%. A discount provides a closed-end fund’s shareholders with the opportunity to obtain exposure to the fund’s underlying assets at a price that is below the market price for those assets. Investors who reinvest their dividends and capital gains distributions at a discount may receive greater returns over the long term. Shareholders who sell their shares at a discount will not receive the NAV of their shares, but many such shareholders paid less than NAV for shares at the time of purchase.
As mentioned above, the Board, in conjunction with the Adviser, regularly reviews the Fund’s discount, and considers on an ongoing basis the possible reasons for the discount from NAV and possible measures designed to reduce it. In evaluating these measures, the Board considers whether their implementation would be in the best interests of the Fund’s shareholders and could have a meaningful long-term effect on the discount based on a number of factors, including the experiences of other fund complexes that have implemented similar measures.
As shown by the information considered by the Board and provided above, the Fund’s discount is not an outlier in the industry, but instead is consistent with, or better than, the discounts experienced by similar closed-end funds using a similar investment strategy.

Disruption
Termination of the Investment Advisory Agreement appears unlikely to address the concerns described in the Proposal and would lead to a disruption in the Fund’s operations and investment process. Termination of the agreement would require that a new adviser be identified and hired. While the Board would have a fiduciary duty to use its best efforts to identify a suitable replacement, there is no assurance on the length of time it would take the Board to find and retain a qualified adviser that would agree to assume the management of the Fund for a reasonable fee. As discussed above, the Fund’s current fees are well below peer averages, and identifying a replacement adviser that is willing to serve at these fee levels may prove challenging. The appointment of a new adviser would also require shareholder approval. This leaves the real possibility that the Fund could be without an adviser for a not insubstantial period of time and incur significant expenditures. The costs associated with the search for and the hiring of a new adviser would also be borne by the Fund and its shareholders. In the event the Board is unable to find a suitable replacement or the Shareholders do not approve a new adviser, the Fund could be left without any means to ensure ongoing management of its portfolio.
The Board reviews the performance of the Adviser at least quarterly and has approved the Investment Advisory Agreement on an annual basis following a determination that it is in the best interests of the shareholders. The Board reviews such information as the Fund’s performance, dividend and the discount, and discusses various strategies with the Adviser. As noted above, the Adviser has extensive experience managing covered call strategies and funds. It was the first investment manager to advise a covered call fund traded on the New York Stock Exchange. The Board is fully informed and prepared to act to improve all of the shareholders’ interests (including performance, dividend, discount and fees), which is evidenced by the consistent performance in the Fund’s shares.
The Proposal fails to identify any actions that would improve the shareholders’ interests. While it seeks the termination of the Adviser, it has not identified a potential replacement adviser or described how a new adviser would better serve the Fund or shareholders than the Adviser. The Proposal also does not take into account the strong commitment of the Adviser and the Board to act in the best interests of the Fund and all its shareholders. Thus, the Board believes the Proposal is not in the best interests of the shareholders.
Shareholder Approval
The approval of the Proposal would require the affirmative vote of a majority of the outstanding voting securities of the Fund which means a vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. This Proposal is a binding shareholder vote and, if approved, would require the Board to act. The holders of the Shares of the Fund will have equal voting rights (i.e., one vote per Share and a fractional vote per fractional Share).
For purposes of the vote on Proposal 2, abstentions will have the same effect as a vote against the Proposal, but “broker non-votes” will not be counted as votes cast and will have no effect on the outcome of the Proposal.
Board Recommendation. THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL (PROPOSAL 2).
For Madison Strategic Sector Premium Fund (“MSP”)
Shareholder Proposal
BE IT RESOLVED, that the Investment Advisory Agreement between the Madison Strategic Sector Premium Fund ("MSP" or the "Fund") and Madison Asset Management, LLC ("MAM" or the "Adviser") shall be terminated.
Supporting Statement
MAM has been the Fund's Adviser since inception. MSP is one of two closed-end funds that is advised by MAM. In a closed-end fund, an investment adviser's job is to manage a Fund's assets and a Board's job is to manage the investment adviser, a fund's discount, and act in all shareholders' interests.
With respect to MAM's performance as the Adviser of MSP, the Fund's net asset value has underperformed its stated benchmark over the last 3, 7 and 10 year time periods ending 12/31/2016, while only slightly outperforming over the 5 year period. On top of this, the Fund has also underperformed the broader stock market as a whole, as measured by the S&P 500 Index over the last 1, 3, 5, 7 & 10 year time periods (Source: Bloomberg Finance, L.P.).
In recent press releases, the Board focused on Q3 2016 and YTD performance, stating that the Fund had outperformed. While that may be the case, they looked at particularly short time periods and when longer periods are examined (as noted above), an extremely different picture is readily apparent.
Adding fuel to the fire, shareholders of the Fund also continue to face limited liquidity for this underperformance despite being formally asked by shareholders (via a non-binding proposal) to take a specific action or set of actions at the Fund's 2016 shareholder meeting.
The Fund is likely to come up with a litany of arguments against our proposal but the simple fact of the matter is that the current manager has not been able to provide attractive performance for the Fund and the Adviser's history of shareholder relations can be best described as unresponsive and manager-centered (as opposed to open and shareholder centered). It is our belief that the Manager has been given ample time to prove its value to the Fund's shareholders. Based on the foregoing, we believe it has fallen short of being able to do so.
It is clear that the time for change is now! If you agree and believe the Fund should terminate its Investment Advisory Agreement with Madison Asset Management, LLC to provide the opportunity to replace them with a manager more focused on shareholder value, please vote FOR this Proposal. If approved, the Board cannot choose whether to implement this Proposal.

Statement of Opposition
The Board has reviewed and considered the shareholder Proposal described above and determined that the Proposal is not in the best interests of the Fund or Shareholders. The Board continues to believe that the Fund’s Adviser, Madison Asset Management, is the best choice to manage the Fund’s assets, as it has since the Fund commenced operations in 2005. The Board strongly recommends that the Fund’s shareholders reject the Proposal.
The key reasons for the Board’s opposition to the shareholder Proposal are summarized below and are more fully described in the discussion that follows:

(1)	Termination of the Investment Advisory Agreement between Madison Asset Management and the Fund is not in the best interests of the Fund or the shareholders.

(2)	The Fund’s relative performance is strong.

(3)	The Fund’s discount is narrow.

(4)	Termination could leave the Fund without an investment adviser and therefore disrupt the Fund’s operations and performance.
Performance
The Proposal includes an assertion that the Fund has underperformed in comparison to its benchmark, but it includes data for only a few time periods that do not reflect the Fund’s entire performance. When the entire performance of the Fund is examined in context, it actually shows that the Fund has had good risk-adjusted performance and consistently met its investment objective. The Board will therefore consider the entire picture and the interests of all the shareholders - not just short term activists.
The Adviser manages the Fund’s assets to obtain strong risk-adjusted returns. In pursuing this objective, the Adviser focuses on utilizing extensive fundamental research and valuation techniques with an eye to maintaining high quality underlying investments. This investment strategy allows the Fund to participate in gains in up markets, but just as importantly, reduces losses in down markets.
As described in the prospectus, the Fund seeks to pursue its investment objectives by investing primarily in the common stock of large- and mid-capitalization companies that are, in the view of its Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will also seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities.
The covered call strategy is intended to be a defensive strategy used by the Fund. One of its main attributes is that it provides protection in down markets through the collection of call option premiums, while giving up some of the gains in up markets when those call options are exercised by the buyers. As evidenced by its covered call strategy, the Fund is not designed to fully participate in the gains of an up market (i.e., beat the S&P 500 Index). The Fund concedes some gains in up markets for meaningful protection in down markets. Numerous third party studies conducted on covered call strategies have concluded that over a full market cycle, a strategy of covered call writing produces returns that are similar to market returns, but that the volatility or standard deviation of those returns is substantially lower. Lagging in up markets and protecting in down markets are therefore expected -- and intended -- results of utilizing covered call writing as part of the Fund’s overall investment strategies. This is a key aspect when considering why the Fund may have underperformed the S&P 500 Index over specific time periods, as the Proposal indicates. As described above, such underperformance would be expected during the bull market we have experienced over the last eight years. In fact, all covered call funds have underperformed the broader market during this bull market. The Board believes it is more appropriate and accurate to consider the Fund’s performance over a full market cycle that includes the risks of a down market, and not just the gains of a bull market. The Board believes that our long term shareholders understand this strategy and approach and that the protection in a down market is an important reason for their investing in the Fund.
When the Fund is measured against a more appropriate benchmark such as the CBOE S&P Buy-Write Index ("BXM"), its relative performance is strong. The Fund has in fact outperformed the BXM in 4 of the previous 5 years and 6 of the previous 8 years (after deducting all fees and expenses). Also, the Fund does not use more risky techniques, such as leverage (often used by other funds including some covered call funds), to achieve its performance, because the use of leverage may significantly increase a fund’s losses when a downturn in the market occurs. Many other covered call funds also write call options on only a portion of their underlying holdings, rather than the vast majority of their holdings like the Fund does.  Both of these different approaches allow these funds to participate more fully in strong markets than the Fund, because they are less hedged due to lower option coverage. However, with the additional risk, they have also historically shown much greater participation in down markets due to their more aggressive stance.  MSP is typically much more covered and therefore has provided much better downside protection than most peers. Preservation of capital is critical in the manager’s view.
The Board also believes the Fund’s periodic dividends are important to the Fund’s long-term shareholders. The current annualized yield of the Fund is 8.67% based on market price, as of the close of business on May 4, 2017. This distribution yield beats the average distribution yield within the Lipper Option Arbitrage/Option Strategy universe of 28 funds. Since its inception in April 2005 through the 1st quarter of 2017, the Fund has distributed over $84.7 million to its shareholders, equating to $14.69 per share. Cumulative total return from inception through April 30, 2017 is 81.68% based on market price and 77.62% based on net asset value (“NAV”).
Additionally, the Fund’s expenses are below peer averages. The Board believes this is an important factor to consider when evaluating a fund’s adviser because higher expenses detract from performance.
The Board has therefore considered ample facts and evidence, all of which it determined to support the decision to retain the Adviser. The Board further noted that the Proposal fails to provide any data or rationale demonstrating how terminating the Adviser would improve the Fund’s long-term performance. The Proposal states, without support, that a different adviser may do better, but the Board does not believe that terminating the current Adviser on the mere hope that a to-be-named adviser may produce better results is in the best interests of the Shareholders.

Discount
The Fund believes that the divergence in the Fund’s market price per share from the Fund’s underlying NAV per share is inherent in the closed-end fund structure. Discounts to NAV are overwhelmingly prevalent among closed-end funds, particularly equity funds. According to data provided by IMC in their NYSE Listed Closed-End April 2017 Monthly Update (Source: Bloomberg), the shares of 344 out of 437 closed-end funds, or 79%, traded at a discount. Furthermore, the shares of 113 out of 139 closed-end equity funds, or 82%, traded at a discount. The percentage of funds trading at a discount has historically been even higher. A fund with shares trading at a discount tends to attract short-term investors seeking to realize a profit off the incremental differential between the market price paid by the investor and the fund’s NAV. The Board does not endorse short-term trading as the Fund’s investment strategy is designed for long term investment, which is more consistent with the investment objectives of long-term shareholders.
Since the financial crisis when closed-end fund discounts increased significantly, the Fund has traded at higher discounts than today. Like similar covered call funds, the Adviser believes this is largely attributable to the low interest rate environment that has persisted since the financial crisis and the strong bull market. During a strong bull market, investors are generally less interested in a hedged strategy and prefer instead to invest in funds that fully participate in the gains of a bull market. This lower demand for hedged vehicles, such as covered call funds, has contributed to these funds generally trading at increased discounts. Overall market conditions in recent quarters have suggested that the bull market may be coming to an end, or at least losing its momentum. Therefore, investors may be more inclined to move toward funds which provide more downside protection, which is evidenced by the sharp narrowing of discounts across most covered call funds in recent months.
In anticipation of a slowdown in the market, the Fund’s discount has recently been trending lower and, as of May 4, 2017, the discount was 3.7%. As of April 30, 2017, the average discount of the 139 closed-end equity funds was 5.3%. According to the IMC report, this is the narrowest discount in this category since June 2011, with the first four months of 2017 showing significant narrowing of the discount to NAV for closed-end equity funds. The six month average discount to NAV for this category as of April 30, 2017 was 7.5%. The Fund’s six month discount to NAV is 5.4%.
A discount provides a closed-end fund’s shareholders with the opportunity to obtain exposure to the fund’s underlying assets at a price that is below the market price for those assets. Investors who reinvest their dividends and capital gains distributions at a discount may receive greater returns over the long term. Shareholders who sell their shares at a discount will not receive the NAV of their shares, but many such shareholders paid less than NAV for shares at the time of purchase.
As mentioned above, the Board, in conjunction with the Adviser, regularly reviews the Fund’s discount, and considers on an ongoing basis the possible reasons for the discount from NAV and possible measures designed to reduce it. In evaluating these measures, the Board considers whether their implementation would be in the best interests of the Fund’s shareholders and could have a meaningful long-term effect on the discount based on a number of factors, including the experiences of other fund complexes that have implemented similar measures.
As shown by the information considered by the Board and provided above, the Fund’s discount is not an outlier in the industry, but instead is consistent with, or better than, the discounts experienced by similar closed-end funds using a similar investment strategy.
Disruption
Termination of the Investment Advisory Agreement appears unlikely to address the concerns described in the Proposal and would lead to a disruption in the Fund’s operations and investment process. Termination of the agreement would require that a new adviser be identified and hired. While the Board would have a fiduciary duty to use its best efforts to identify a suitable replacement, there is no assurance on the length of time it would take the Board to find and retain a qualified adviser that would agree to assume the management of the Fund for a reasonable fee. As discussed above, the Fund’s current fees are well below peer averages, and identifying a replacement adviser that is willing to serve at these fee levels may prove challenging. The appointment of a new adviser would also require shareholder approval. This leaves the real possibility that the Fund could be without an adviser for a not insubstantial period of time and incur significant expenditures. The costs associated with the search for and the hiring of a new adviser would also be borne by the Fund and its shareholders. In the event the Board is unable to find a suitable replacement or the Shareholders do not approve a new adviser, the Fund could be left without any means to ensure ongoing management of its portfolio.
The Board reviews the performance of the Adviser at least quarterly and has approved the Investment Advisory Agreement on an annual basis following a determination that it is in the best interests of the shareholders. The Board reviews such information as the Fund’s performance, dividend and the discount, and discusses various strategies with the Adviser. As noted above, the Adviser has extensive experience managing covered call strategies and funds. It was the first investment manager to advise a covered call fund traded on the New York Stock Exchange. The Board is fully informed and prepared to act to improve all of the shareholders’ interests (including performance, dividend, discount and fees), which is evidenced by the consistent performance in the Fund’s shares.
The Proposal fails to identify any actions that would improve the shareholders’ interests. While it seeks the termination of the Adviser, it has not identified a potential replacement adviser or described how a new adviser would better serve the Fund or shareholders than the Adviser. The Proposal also does not take into account the strong commitment of the Adviser and the Board to act in the best interests of the Fund and all its shareholders. Thus, the Board believes the Proposal is not in the best interests of the shareholders.
Shareholder Approval
The approval of the Proposal would require the affirmative vote of a majority of the outstanding voting securities of the Fund which means a vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. This Proposal is a binding shareholder vote and, if approved, would require the Board to act. The holders of the Shares of the Fund will have equal voting rights (i.e., one vote per Share and a fractional vote per fractional Share).
For purposes of the vote on Proposal 2, abstentions will have the same effect as a vote against the Proposal, but “broker non-votes” will not be counted as votes cast and will have no effect on the outcome of the Proposal.
Board Recommendation. THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL (PROPOSAL 2).

PROPOSAL 3
SHAREHOLDER PROPOSAL REGARDING SELF-TENDER OFFER
In addition to Proposal 2, Karpus has informed the Funds that it intends to submit a non-binding shareholder proposal at the Annual Meeting and has requested that the Funds include the shareholder proposal in this year’s proxy materials. The Funds will provide Karpus’ address and number of shares it owns promptly to any shareholder upon receiving an oral or written request for such information.
The shareholder proposal and the supporting statement for it, exactly as received by the Funds, are set forth below and are followed by the Board’s explanation of the reasons for opposing the proposal. The Funds are not responsible for the shareholder proposal or the supporting statement.
For Madison Covered Call & Equity Strategy Fund (“MCN”)
Shareholder Proposal
BE IT RESOLVED, the shareholders of the Madison Covered Call & Equity Strategy Fund ("MCN" or the "Fund") request that the Trustees promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value ("NAV"). If more than 50% of the Fund's outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund.
Supporting Statement
In May 2016, the Boards of MCN and MSP proposed merging MCN with the Madison Strategic Sector Premium Fund("MSP", collectively, MSP and MCN are the "Madison Funds"). Among the reasons for the merger, the Boards cited the Madison Funds' expense structure, operational efficiencies, liquidity, and discount issues - among others. On June 8, the merger proposal was withdrawn because of negative feedback from shareholders.
Even though the proposed merger was withdrawn, the same exact issues have persisted. The only one that seemingly did not was the Fund's historically wide discount to net asset value. However, we don't think this has anything to do with what the Board has done. Instead, the Fund's discount narrowing appears to be a reaction of the market that an otherwise unrecognized and inactive Board might actually do something to enhance shareholder value.
How can a Board recommend a merger and then do nothing to address the very issues that they acknowledged concern over in the first place? Additionally, we question whether the Board's decision to not do anything further is in the best interest of shareholders or the best interests of the Fund's Advisor. Surely, maintaining the status quo is the highest fee generating option for Madison Asset Management, LLC. The same argument, however, cannot be made for MCN shareholders. Does the Board not think that MCN is a strategy that shareholders could get elsewhere or that could be implemented efficiently through another investment vehicle?
The bottom line is that if our proposal is approved and implemented, shareholders would have a choice to tender their shares close to net asset value. If less than 50% choose not to, MCN will continue to exist as is. If more than 50% choose to tender their shares, such an occurrence would indicate that a significant portion of shareholders want liquidity for their shares and do not wish for the Fund to exist in its current structure as a closed-end fund.
We do not believe that the Fund's current discount has anything to do with what the Board or the Fund's Advisor has done. If you agree and would like to be offered liquidity close to net asset value for your shares, please vote FOR Karpus' Proposal.
Statement of Opposition
The Board has reviewed and considered the shareholder Proposal described above and determined that the Proposal is not in the best interests of the Fund or Shareholders, and therefore strongly recommends that the Fund’s shareholders reject the proposal. The key reasons for the Board’s opposition to the shareholder proposal are summarized below:

(1)
The Board believes that a tender offer is not in the best interests of the Fund’s long-term shareholders. A tender offer would primarily benefit opportunistic short-term investors in the Fund, providing them a quick financial gain at the expense of the Fund’s long-term shareholders.

(2)	The Fund’s relative performance is strong.

(3)	The Fund’s discount is narrow.

(4)
The proposed tender offer, liquidation, or conversion to an ETF or open-end mutual fund would be inconsistent with the Fund’s investment strategies and could have a number of adverse consequences, including: (i) a drastic reduction in the size of the Fund that would be preceded by a rapid liquidation of the Fund’s portfolio holdings, (ii) significant transactions costs being incurred by the Fund, (iii) the loss of the benefits of utilizing a closed-end fund structure, (iv) the imposition of higher on-going costs and expenses; and (v) potential adverse tax consequences for Fund shareholders in taxable accounts.

Shareholder Approval
The affirmative vote of shareholders of each Fund holding a majority of the Shares present in person at the Annual Meeting or represented by proxy is necessary to approve the shareholder Proposal regarding self-tender, provided a quorum is present. Each Fund votes separately. Votes withheld will have the same effect as votes against Proposal 3. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 3.
Board Recommendation. THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING SELF-TENDER OFFER (PROPOSAL 3)

For Madison Strategic Sector Premium Fund (“MSP”)
Shareholder Proposal
BE IT RESOLVED, the shareholders of the Madison Strategic Sector Premium Fund ("MSP" or the “Fund” ) request that the Trustees promptly consider authorizing a selftender offer for all outstanding common shares of the Fund at or close to net asset value ("NAV"). If more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund.
Supporting Statement
At MSP's 2016 annual shareholder meeting, shareholders approved the same proposal that we put forth today. However, because the proposal is "non-binding," MSP's Board chose not to implement it.
In our opinion, ignoring shareholders is NOT acceptable.
The Board's press release dated November 15 (which didn't appear to be adequately disseminated until nearly two months after its initial release) cited: (1) recent discount narrowing, and (2) "consideration" that a substantial portion of the shares voting in favor of the proposal were held by a small number of shareholders.
Addressing the first point, the discount has narrowed. However, we don't think this has anything to do with what the Board has done. Instead, the discount narrowing of the Fund appears to be a reaction of the market that an otherwise unrecognized and inactive Board might actually do something to enhance shareholder value.
Addressing the second point, the last we checked, a vote is a vote in a corporate democracy. It is irrelevant whether "a substantial portion of shares were held by a small number of shareholders." What is relevant is that the proposal passed by the required amount (even though the Fund would have had the market believe otherwise with their original miscalculation).
Because of these two facts, we question whether the decision not to implement the proposal was in the best interest of shareholders or the best interests of the Fund's Advisor. Surely, maintaining the status quo is the highest fee generating option for Madison Asset Management, LLC. The same argument, however, cannot be made for MSP shareholders. Does the Board not think that MSP is a strategy that shareholders could get elsewhere or that could be implemented efficiently through another investment vehicle?
After shareholders asked for liquidity close to full value, how can a fiduciary such as the Board argue that doing so is not in their best interest? To us, the only party "harmed" in such a scenario are those that chose to vote against the 2016 proposal in the first place. In that case, they could have the option to not tender their shares, just as they had the option to vote how they saw fit.
We do not believe that the Fund's current discount has anything to do with what the Board or the Fund's Advisor has done. If you agree, please vote FOR Karpus' Proposal and tell our Fund's Trustees that you want them to listen and take the actions that were already approved.
Statement of Opposition
The Board has reviewed and considered the shareholder Proposal described above and determined that the Proposal is not in the best interests of the Fund or Shareholders, and therefore strongly recommends that the Fund’s shareholders reject the proposal. The key reasons for the Board’s opposition to the shareholder proposal are summarized below:

(1)
The Board believes that a tender offer is not in the best interests of the Fund’s long-term shareholders. A tender offer would primarily benefit opportunistic short-term investors in the Fund, providing them a quick financial gain at the expense of the Fund’s long-term shareholders.

(2)	The Fund’s relative performance is strong.

(3)	The Fund’s discount is narrow.

(4)
The proposed tender offer, liquidation, or conversion to an ETF or open-end mutual fund would be inconsistent with the Fund’s investment strategies and could have a number of adverse consequences, including: (i) a drastic reduction in the size of the Fund that would be preceded by a rapid liquidation of the Fund’s portfolio holdings, (ii) significant transactions costs being incurred by the Fund, (iii) the loss of the benefits of utilizing a closed-end fund structure, (iv) the imposition of higher on-going costs and expenses; and (v) potential adverse tax consequences for Fund shareholders in taxable accounts.

Shareholder Approval
The affirmative vote of shareholders of each Fund holding a majority of the Shares present in person at the Annual Meeting or represented by proxy is necessary to approve the shareholder Proposal regarding self-tender, provided a quorum is present. Each Fund votes separately. Votes withheld will have the same effect as votes against Proposal 3. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 3.
Board Recommendation. THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING SELF-TENDER OFFER (PROPOSAL 3).

ADDITIONAL INFORMATION
Expenses of Proxy Solicitation
The routine ordinary expenses of soliciting proxies for the Annual Meeting for each Fund (represented by the amount normally expended for a solicitation for an election of directors in the absence of a contest) is paid by the Adviser, Madison Asset Management (“Madison”) out of the Services Fees it receives from each Fund pursuant to its Services Agreement with each Fund. In addition to the solicitation of proxies by internet or mail, officers of the Funds and officers and regular employees of Madison or other representatives of the Funds may also solicit proxies by telephone, internet or in person (none of whom will receive additional compensation for doing so).  Madison will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding routine proxy materials to principals and beneficial owners and obtaining their proxies.
As a result of the potential proxy solicitation by Karpus, the Funds may incur additional costs in connection with our solicitation of proxies. We have hired Alliance Advisors LLC ("Alliance"), 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003 to assist us in the solicitation of proxies for a fee of up to $_________ plus out-of-pocket expenses. Alliance expects that approximately ____ of its employees will assist in the solicitation. Each Fund’s expenses related to the solicitation of proxies from shareholders this year will significantly exceed those normally spent for an Annual Meeting. Such costs to the Funds, which will be allocated between the Funds, are expected to aggregate approximately $___________, exclusive of any potential litigation costs in connection with the Annual Meeting. These additional solicitation costs are expected to include the fee payable to our proxy solicitor; fees of outside counsel and financial and other advisors to advise the Funds in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock, as described above; and the costs of retaining an independent inspector of election. To date, the Funds have incurred approximately $_____________ of these solicitation costs.
Further Information About Voting and the Annual Meeting
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed WHITE proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact your Fund at 800-767-0300 to obtain directions to the site of the Annual Meeting.
The Agreement and Declaration of Trust of each Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting for such Fund. The holders of a majority of the Shares of each Fund entitled to vote on each Proposal must be present in person or by proxy to have a quorum to conduct business at the Annual Meeting. Votes withheld, abstentions and “broker non-votes” will be counted as present for purposes of establishing a quorum for each Fund.
Each Fund will vote separately on the election of the Proposal(s) applicable for each Fund. All properly executed proxies received prior to the date of the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a properly executed proxy card, it will be voted as follows:
The Boards of each Fund, including the Independent Trustees, unanimously recommend that you vote “FOR”
Proposal 1: Election of each Board Trustee Nominee.
The Boards of each Fund, including the Independent Trustees, unanimously recommend that you vote “AGAINST” Proposal 2: Shareholder Proposal regarding termination of investment advisory agreement.
The Boards of each Fund, including the Independent Trustees, unanimously recommend that you vote “AGAINST” Proposal 3: Shareholder Proposal regarding self-tender.
Shareholders who execute proxies for either Fund may revoke them at any time before they are voted by filing with the Secretary of each Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. The shares and Shareholders of the Funds do no have dissenters' rights of appraisal.
The Board has fixed the close of business on May 25, 2017 as the Record Date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of such Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. On the record date, the following shares of each Fund were outstanding:
MCN: 19,268,423 and MSP: 5,798,291.
Investment Adviser
Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., is each Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of each Fund’s assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.
Administrator
Madison Asset Management, LLC also serves as administrator to each Fund. Madison is located at 550 Science Drive, Madison, Wisconsin 53711.
Independent Registered Public Accounting Firm
For the fiscal years ended December 31, 2015 and 2016 and the current fiscal year ending December 31, 2017, Deloitte & Touche LLP (“D&T”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of each Fund. Each Fund does not know of any direct or indirect financial interest of D&T in each Fund. Representatives of D&T will not be in attendance at the Annual Meeting.

Audit Fees. The aggregate fees billed to the Fund by D&T for professional services rendered for the audit of each Fund’s annual financial statements for each Fund’s fiscal years ended December 31, 2015 and December 31, 2016 were approximately $20,000, and $12,000 respectively for MCN; and $12,000 and $10,000, respectively for MSP.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee of each Fund for each Fund’s fiscal years ended December 31, 2015 and December 31, 2016 for assurance and related services reasonably related to the performance of the audit of each Fund’s annual financial statements were $0 and $0, respectively for both MCN and MSP. D&T did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and approved by the Audit Committee of each Fund for each Fund’s fiscal years ended December 31, 2015 and December 31, 2016 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $3,780 and $3,855, respectively for MCN; and $3,780 and $3,855, respectively for MSP (such fees relate to tax services provided by D&T in connection with the review of the Fund’s tax returns). D&T did not perform any other tax compliance or tax planning services or rendered any tax advice that was required to be approved by either Fund’s Audit Committee for such periods.
All Other Fees. Other than those services described above, D&T did not perform any other services on behalf of either Fund for each Fund’s fiscal years ended December 31, 2015 and 2016.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committees are governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committees of each Fund have pre-approved all audit and non-audit services provided by D&T to the Fund, and all non-audit services provided by D&T to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Funds which are related to the operations of the Funds, for the fiscal years ended December 31, 2016 and 2015. None of the services described above for each Fund’s fiscal years ended December 31, 2016 and 2015 were approved by the Audit Committees pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.
Principal Shareholders
As of the Record Date or as of the date noted, to the knowledge of each respective Fund, the following persons beneficially owned more than 5% of the voting securities of such Fund:

MCN
Shareholder	Number of Shares Held	Percent of Class
Advisors Asset Management, Inc. 18925 Base Camp Road Monument, CO 80132	2,135,911[1]	11.09%[1]
Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully’s Trail Pittsford, NY14534	2,050,556[2]	10.64%[2]
Punch & Associates Investment Management, Inc. 7701 Frances Avenue South, Suite 300 Edina, MN 55434	1,330,706[3]	6.91%[3]

MSP
Shareholder	Number of Shares Held	Percent of Class
Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,370,539[2]	23.60%[2]
1Data as of March 31, 2017 filed on Form 13F with the U.S. Securities and Exchange Commission.
2Data as of April 28, 2017 filed on Schedule 13D with the U.S. Securities and Exchange Commission.
3Data as of March 31, 2017 filed on Form 13F with the U.S. Securities Exchange Commission
“Section 16(a)” Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require, among other persons, the officers and directors of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of either Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Fund and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Privacy Policy of the Funds
The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties. Generally, each Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Funds do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator). The Funds restrict access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Funds maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Deadline for Shareholder Proposals
Shareholder proposals intended for inclusion in each Fund’s Proxy Statement in connection with each Fund’s 2018 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by each Fund at each Fund’s principal executive offices by February 20, 2018. In order for the proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals much be received by each Fund at each Fund’s principal executives offices not later than May 10, 2018.
Important Notice Regarding the Availability of Proxy Materials
This Proxy Statement is available at the website listed on the WHITE proxy card.
Other Matters
Other than as described herein, neither Fund’s management knows of any other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters. Failure of a quorum to be present at the Annual Meeting of each Fund will necessitate adjournment of the Annual Meeting.
One Proxy Statement may be delivered to two or more Shareholders who share an address, unless either Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact their Fund at 550 Science Drive, Madison, Wisconsin 53711, or 800-767-0300.
IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE WHITE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.
Very truly yours,
By order of the Board of Trustees

Holly S. Baggot, Secretary
Madison Covered Call & Equity Strategy Fund
Madison Strategic Sector Premium Fund
June__ 2017

ANNEX A

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the trustees and trustee nominees are “participants” with respect to MCN’s and MSP’s solicitation of proxies. The following sets forth certain information about the persons and entities who are participants. Each natural person who is a participant is a citizen of the United States of America.

Certain Information Concerning the Participants

The following table sets forth the names and business addresses of the Nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the Nominees is carried on. The principal occupations or employment of the Nominees are set forth under the caption “PROPOSAL 1-ELECTION OF TRUSTEES.”

MCN Trustees and Trustee Nominees

Name	Business Address
James R. Imhoff, Jr.	First Weber Group 5250 East Terrace Drive, Suite I Madison, WI 53718
Steven P. Riege	Ovation Leadership 11613 N. Lafayette Place Mequon, WI 53092
Richard E. Struthers	Clearwater Capital Management 1820 Knox Avenue South Minneapolis, MN 55403
MSP Trustees and Trustee Nominees

Name	Business Address
Frank Burgess	Madison Investment Holdings, Inc. and affiliates 550 Science Drive Madison, Wisconsin 53711
Katherine L. Frank	Madison Investment Holdings, Inc. and affiliates 550 Science Drive Madison, Wisconsin 53711
James R. Imhoff, Jr.	See above
Steven P. Riege	See above
Richard E. Struthers	See above

During the past ten years, none of the MCN or MSP trustees or nominees has been convicted in a criminal proceeding. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any of the trustees or trustee nominees and any other party pursuant to which any such trustee or trustee nominee was or is to be selected as a trustee or nominee. Except as disclosed in this Proxy Statement, none of the MCN or MSP trustees or trustee nominees nor any of their associates has (i) received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Fund, or (ii) is subject to any arrangement described in Item 402 of Regulation S-K.

Indemnification Agreements with Participants

MCN and MSP have entered into substantially identical indemnification agreements (the “Indemnification Agreements”) with their respective trustees pursuant to which they have agreed to indemnify and hold harmless, to the extent permitted by law, each trustee for expenses incurred in which such trustee or trustee nominee by reason of the trustee’s service to MCN or MSP, respectively, unless the trustee is subject to such expenses by reason of the trustee not having acted in good faith in the reasonable belief that the trustee’s action was in, or not opposed to, the best interests of the trust, the trustee had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s office, or for a criminal proceeding, the trustee had reasonable cause to believe that his or her conduct was unlawful.

Information Regarding Ownership of Common Stock of MCN and MSP by the Participants

The trustees and trustee nominees have beneficial ownership of shares of MCN and MSP as set forth in the table below. No associates of the trustees, beneficially own any shares of Common Stock. None of the participants or any of their respective associates owns any shares of Common Stock of record that such person or entity does not own beneficially. None of the participants or any of their respective associates beneficially own any other securities of MCN or MSP. (Neither MCN or MSP has issued any other securities.)

Name	Number of Shares of Common Stock of MSP	Number of Shares of Common Stock of MCN
Frank Burgess	55,395.94	(1)
Katherine L. Frank	None	(1)
James R. Imhoff, Jr.	11,359	14,902
Steven P. Riege	None	None
Richard E. Struthers	None	None

(1)	Mr. Burgess and Ms. Frank are not Trustees of MCN.

Transactions in the Fund’s Securities by the Participants

During the two years prior to June 15, 2017, the participants purchased or sold the following securities of the Fund. Except as disclosed in this Proxy Statement, none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Madison Strategic Sector Premium Fund

Frank Burgess

Date of Transaction	Number of Shares	Nature of Transaction
12/31/2016	3,231.45	(1)
12/31/2015	3,061.16	(1)

(1)	Shares acquired during year through issuer’s dividend reinvestment plan.
Katherine L. Frank

Date of Transaction	Number of Shares	Nature of Transaction
12/31/2016	6,722.8352	Sale
12/31/2015	584.7568	(1)

(1)	Shares acquired during year through issuer’s dividend reinvestment plan.
James R. Imhoff, Jr.

Date of Transaction	Number of Shares	Nature of Transaction
12/31/2016	987	(1)
12/31/2015	878	(1)

(1)	Shares acquired during year through issuer’s dividend reinvestment plan.
Steven P. Riege and Richard Struthers had no transactions in the past two years for MSP.

Madison Covered Call & Equity Strategy Fund

James R. Imhoff, Jr.

Date of Transaction	Number of Shares	Nature of Transaction
12/31/2016	1,320	(1)
12/31/2015	1,473	(1)

(1)	Shares acquired during year through issuer’s dividend reinvestment plan.

Steven P. Riege and Richard Struthers had no transactions in the past two years for MCN.

Miscellaneous Information Concerning the Participants

Except as described in this Annex A or in this Proxy Statement, neither any participant nor any of his or her respective associates or affiliates (together, the “Participant Affiliates”) (1) is either a party to any transaction or series of transactions since the beginning of registrant’s last fiscal year, or has knowledge of any currently proposed transaction or series of proposed transactions, (a) to which MCN or MSP was or is to be a participant; (b) in which the amount involved exceeds $120,000; and (c) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest; or (2) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter presently expected by MCN or MSP, respectively, to be acted upon at the Annual Meeting.
  Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.
Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate, within the past year, with any person with respect to any securities of the Fund, including, but not limited to, the transfer or voting of such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, consents or authorizations.
  Each of MCN and MSP and the nominees may be deemed to have an interest in the election of the nominees directly or indirectly through the record or beneficial ownership of shares of common stock as noted above. The nominees may be deemed to have an interest in their election to the MCN or MSP Board by virtue of the compensation and indemnification that they will, or will be entitled to, receive from MCN or MSP, respectively, if elected as trustees.
Except as described in this Annex A or in this Proxy Statement, there are no arrangements, agreements or understandings between or among the participants or between or among participants and any other persons or entities in connection with the election of the nominees, and none of the participants will receive additional compensation from MCN or MSP in connection with the election of the nominees.

Except as described in this Annex A or in this Proxy Statement, there are no material proceedings in which the Nominees or any of their respective associates is a party adverse to MCN or MSP, or material proceedings in which such Nominee or associate has a material interest adverse to MCN or MSP.

Except as described in this Annex A or in this Proxy Statement, there are no family relationships between any Nominee and any trustee or executive officer of the Fund.

During the Fund’s last fiscal year, none of the participants was the beneficial owner of more than 10% of any class of equity securities of MCN or MSP.

Except as described in this Annex A or in this Proxy Statement, there are no relationships or dealings between the nominees and MCN or MSP, respectively, or any of its affiliates, directors, officers or agents.

Neither MCN nor MSP has any subsidiaries.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

PROXY     MADISON COVERED CALL & EQUITY STRATEGY FUND PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2017
550 Science Drive
Madison, Wisconsin 53711

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Covered Call & Equity Strategy Fund, to be held on Tuesday, August 22, 2017, at 10:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)
__________________________________________________________________________________________________________________________________________________________________

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the availability of Proxy Materials for the
Madison Covered Call & Equity Strategy Fund Fund
Annual Meeting of Shareholders to be held on August 22, 2017.

The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/MCNproxy

PLEASE MARK BOXES BELOW IN BLUE OR BLANK INK AS FOLLOWS. EXAMPLE: ■

Proposals to be Voted On:

1.a. Election of Trustees - The Board of Trustees recommends a vote FOR the nominees listed below:
01. Richard E. Struthers*
*Class I Trustees of the Madison Covered Call & Equity Strategy Fund to serve until the Fund's 2020 Annual Meeting of Shareholders or until his/her successor shall have been elected and qualified.

		FOR WITHHOLD ☐ ☐	3. Shareholder Proposal Regarding Self-Tender Offer - The Board of Trustees recommends a vote AGAINST the proposal.	FOR AGAINST ABSTAIN ☐ ☐ ☐
Other Business - To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated on a properly executed proxy card, the Proxyholders will have authority to vote FOR Proposal 1, the election of the named Trustee nominees; AGAINST Proposal 2, the Shareholder Proposal regarding termination of the advisory agreement; and AGAINST Proposal 3, the Shareholder Proposal regarding self-tender offer.  If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

2. Shareholder Proposal Regarding Termination of the Investment Advisory Agreement - The Board of Trustees recommends a vote AGAINST the proposal.		FOR AGAINST ABSTAIN ☐ ☐ ☐
DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature

	CONTROL NUMBER		Signature (if held jointly)
è
Date
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or Telephone

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

PROXY     MADISON STRATEGIC SECTOR PREMIUM FUND PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2017
550 Science Drive
Madison, Wisconsin 53711

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Tuesday, August 22, 2017, at 10:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)
___________________________________________________________________________________________________

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the availability of Proxy Materials for the Madison Strategic Sector Premium Fund Annual Meeting of Shareholders to be held on August 22, 2017.
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/MSPproxy

PLEASE MARK BOXES BELOW IN BLUE OR BLANK INK AS FOLLOWS. EXAMPLE: ■

Proposals to be Voted On:

1.b. Election of Trustees - The Board of Trustees recommends a vote FOR the nominees listed below:
01. Frank E. Burgess*
02. Steven P. Riege*
*Class III Trustees of the Madison Strategic Sector Premium Fund to serve until the Fund's 2020 Annual Meeting of Shareholders or until his/her successor shall have been elected and qualified.

		FOR WITHHOLD ☐ ☐	3. Shareholder Proposal Regarding Self-Tender Offer - The Board of Trustees recommends a vote AGAINST the proposal.	FOR AGAINST ABSTAIN ☐ ☐ ☐
Other Business - To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated on a properly executed proxy card, the Proxyholders will have authority to vote FOR Proposal 1, the election of the named Trustee nominees; AGAINST Proposal 2, the Shareholder Proposal regarding termination of the advisory agreement; and AGAINST Proposal 3, the Shareholder Proposal regarding self-tender offer.  If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

2. Shareholder Proposal Regarding Termination of the Investment Advisory Agreement - The Board of Trustees recommends a vote AGAINST the proposal.		FOR AGAINST ABSTAIN ☐ ☐ ☐
DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature

	CONTROL NUMBER		Signature (if held jointly)
è
Date
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

è

PROXY VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or Telephone